EXHIBIT 99

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549



                                    EXHIBITS
                                       To
                                   Form 10-K

                                August 31, 1998

                                     Under
                      The Securities Exchange Act of 1934



                           Farmland Industries, Inc.

                                 EXHIBIT INDEX

The following exhibits are filed as a part of this Form 10-K Registration Statement. Certain of these exhibits are incorporated by reference as indicated. Items marked with an asterisk (*) are filed herein.

                     ARTICLES OF INCORPORATION AND BYLAWS:

   3.(i)A    Articles of Incorporation and Bylaws of Farmland Industries, Inc.
      effective December 5, 1996. (Incorporated by Reference - Form 10-Q, filed January 14, 1997)

      INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING
      INDENTURES*:

   4.(i)A    Form of Trust Indenture with UMB Bank, National Association, providing for issuance of unsubordinated debt securities, including form of Demand Loan Certificates. (Incorporated by Reference - Form S-1, No. 33-40759, effective December 31, 1997)

   4.(i)B    Form of Trust Indenture with Commerce Bank, National Association, providing for issuance of subordinated debt securities, including forms of Ten-Year Bond, Series A, Ten-Year Bond, Series B, Five-Year Bond, Series C, Five-Year Bond, Series D, Ten-Year Monthly Income Bond, Series E, Ten-Year Monthly Income Bond, Series F, Five-Year Monthly Income Bond, Series G and Five-Year Monthly Income Bond, Series H. (Incorporated by Reference - Form S-1, No. 33-40759, effective December 31, 1997)

   4.(i)C Certificate of Designation for a Series of Preferred Shares Designated as 8% Series A Cumulative Redeemable Preferred Shares, dated December 19, 1997. (Incorporated by Reference - Form S2, filed April 3, 1998)

   4(.ii)A   Syndicated Credit Facility between Farmland Industries, Inc. and various banks dated May 15, 1996, (Incorporated by Reference - Form 10-Q filed July 15, 1996)


        MATERIAL CONTRACTS:


        MANAGEMENT REMUNERATIVE PLANS:

  10.(iii)A  Employee Variable Compensation Plan (September 1, 1998 - August 31,
             1999)

  10.(iii)B  Farmland Industries, Inc. Management Long-Term Incentive Plan
             (Incorporated by Reference - Form 10-K, filed November 7, 1997)

10.(iii)B(1) Exhibit E (Fiscal years 1997 through 1999) (Incorporated by Reference - Form 10-K, filed November 7, 1997)


10.(iii)B(2) Exhibit F (Fiscal years 1998 through 2000) (Incorporated by Reference - Form 10-K, filed November 7, 1997)


10.(iii)B(3) Exhibit G (Fiscal years 1999 through 2001)

10.(iii)C    Farmland Industries, Inc. Supplemental Executive Retirement Plan
             (Effective January 1, 1994) (Incorporated by Reference - Form 10-K,
              filed November 28, 1995)

10.(iii)C(1) Resolution Approving the Revision of Appendix A and
             Appendix A (Incorporated by Reference - Form 10-K, filed November 27, 1996)

10.(iii)D    Farmland Industries, Inc. Executive Deferred Compensation Plan (As
             Amended and Restated Effective November 1, 1996) (Incorporated by
             Reference - Form 10-K, filed November 27, 1996)

21           Subsidiaries of the Registrant

24           Power of Attorney

27           Financial Data Schedule

* Long-term debt instruments pursuant to which the debt issuable thereunder does not exceed 10% of the company's total assets have not been filed. The company agrees to furnish a copy of such instruments or agreements upon the Commission's request.